UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

RESOLUTE FOREST PRODUCTS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33776	98-0526415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Resolute Forest Products Inc.
1010 De La Gauchetière Street West, Suite 400
Montreal, Quebec, Canada H3B 2N2
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	RFP	New York Stock Exchange
Indicate by check Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2023 STIP

Upon the recommendation of its human resources and compensation/nominating and governance committee, the independent members of the board of directors of Resolute Forest Products Inc. (“Resolute” or the “Company”) adopted on February 23, 2023, the material terms of the 2023 Resolute Forest Products Inc. Short-Term Incentive Plan (the “2023 STIP”). The 2023 STIP provides that participating employees, including each of the Company’s named executive officers, are eligible to receive cash incentive awards expressed as a percentage of their base salaries, based on the achievement of certain quantitative Company performance goals and individual performance over the 2023 annual period. In respect of the Company’s named executive officers, the threshold, target and maximum incentive awards are 42.5%, 100% and 172.5% of base salary, with no applicable minimum.

The STIP payout includes a component attributable to achievement of Company performance goals and a second attributable to individual performance. Added together, these two amounts form the final STIP payout amount.

With regards to the Company performance goals, the performance metrics applicable to the Company’s named executive officers are based on budget targets relating to: income from operations; selling, general and administrative expenses; productivity; fixed costs; usage of variable components; frequency rate and severity rate of safety incidents; environmental incidents; and greenhouse gas (GHG) reduction. To determine the amount attributable to achievement of the Company performance goals, each of the Company’s named executive officer’s base salary is multiplied by the actual percentage payout for the Company performance metrics, further multiplied by 85%.

To determine the amount, if any, attributable to individual performance, the named executive officer’s base salary is multiplied by the actual percentage payout for the Company performance metrics, further multiplied by a percentage up to 30% reflecting the executive’s individual payout factor. The individual payout factor is qualitative and will be based on the executive’s achievement of goals, exceptional personal or team contribution or results, level of demonstrated effectiveness in the role and remarkable initiatives, subject to the individual performance STIP pool. For the Company’s named executive officers and other senior vice presidents, the individual performance STIP pool is the sum of all eligible executives’ base salary, multiplied by the actual achievement of the Company performance metrics, further multiplied by 15%.

Moreover, under the 2023 STIP, the amount payable to the Company’s named executive officers, the other senior vice presidents, as well as certain other eligible employees for the portion of their incentive attributable to the achievement of business objectives, is limited to 5% of the Company’s 2023 free cash flow (defined as net cash from operating activities less asset maintenance capital expenditures, adjusted for special items). Awards, if granted, are expected to be paid in the first quarter of 2024.

Employees remain eligible for prorated awards if they retire during the year or are terminated other than for cause. Employees who voluntarily resign or are terminated for cause before payment is made will not be eligible. The Company may adjust financial and cost metrics, and may adjust any and all awards in its discretion. Awards are discretionary and subject to modification until they are made, including increases, decreases, cancellations, deferrals and other conditions, even if performance levels have been met.

ITEM 8.01.	OTHER EVENTS.

As previously disclosed, on July 5, 2022, the Company entered into an Agreement and Plan of Merger (as it may be amended, modified or supplemented from time to time, the “merger agreement”) with Domtar Corporation, a Delaware corporation (“Domtar” or “Parent”), Terra Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Domtar (“Merger Sub”), Karta Halten B.V., a private limited company organized under the laws of the Netherlands (“Terra 1”), and Paper Excellence B.V., a private limited company organized under the laws of the Netherlands (“Terra 2” and together with Parent and Terra 1, the “Parent Parties”). Upon the terms and subject to the conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly owned subsidiary of Domtar.

HSR Waiting Period

As previously disclosed, on December 28, 2022, the Parent Parties announced that they had entered into a Consent Agreement with the Canadian Commissioner of Competition (the “Commissioner”) in connection with the merger, which was registered with the Canadian Competition Tribunal on December 28, 2022. The Commissioner issued a no-action letter on December 28, 2022, which terminated the applicable waiting period.

The completion of the merger is also conditioned upon, among other things, the expiration or termination of any waiting period (and any extension thereof) applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m., Eastern Time, on February 23, 2023, the waiting period applicable to the merger under the HSR Act expired and, with other required regulatory clearances having been obtained, all of the conditions to the closing of the merger have now been satisfied other than those that by their terms are to be satisfied at the closing. The Company and the Parent Parties currently expect the closing of the merger to occur in early March 2023.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the proposed transaction between the Company and Domtar; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intends,” “continue” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; and risks related to diverting management’s attention from the Company’s ongoing business operations. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to the Company and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in the Company’s other filings with the SEC and the Canadian securities regulatory authorities. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: February 24, 2023	By:	/s/ Stephanie Leclaire
	Name:	Stephanie Leclaire
	Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer